EXHIBIT 10.54

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR FILED OR REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, BUT ARE BEING ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS WARRANT, AND SUCH SHARES OF COMMON STOCK, HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS WARRANT, AND SUCH SHARES OF COMMON STOCK, ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM.

THIS WARRANT WILL BE VOID AFTER MAY 12, 2006

WARRANT

TO PURCHASE 10,000 SHARES OF COMMON STOCK OF

MOLECULAR IMAGING CORPORATION

This is to certify, That FOR VALUE RECEIVED,

MERIDIAN COMMERCIAL HEALTHCARE

FINANCE, LLC

(the “Holder”)

is entitled to purchase, subject to the provisions of this Warrant, from Molecular Imaging Corporation (the “Company”), a Delaware corporation, at any time and from time to time, but not later than May 12, 2006, Ten Thousand (10,000) shares of the Company’s common stock, $.0001 par value (“Common Stock”) at a purchase price per share of Twenty Cents ($.20).

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock,” and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

1. Exercise of Warrant. This Warrant may be exercised at any time in whole, and not in part, but not later than May 12, 2006. If the date on which the Holder’s right to purchase Common Stock expires is a day on which national banks in San Diego, California, are authorized by law to close, then that right shall expire on the next succeeding day that is not such a day. The Holder shall exercise all rights to purchase Common Stock by presenting and surrendering this Warrant to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the shares. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

3. Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

(a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sales price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

(b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (“NASDAQ”), or if not so quoted on NASDAQ then by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

(c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company’s board of directors.

4. Transfer, Assignment or Loss of Warrant.

(a) This Warrant and the Warrant Stock, have not been filed or registered with the United States Securities and Exchange Commission or with the securities regulatory authority of any state. This Warrant and the Warrant Stock are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the “Act”), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Upon receipt by the Company of evidence satisfactory to it that this Warrant has been legally and validly transferred or assigned, the Company will, at the request of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, exchange this Warrant for a replacement Warrant registered in such name or names as the Holder shall designate. If, at the time of such transfer or assignment, this Warrant and the Common Stock issuable upon the exercise hereof have not been registered under the Act, then each such transferee and assignee shall furnish the Company with evidence satisfactory to it that such transferee or assignee is acquiring such Warrant for his, her or its own account, for investment purposes, and not with a view towards a distribution thereof or of the Warrant Stock issuable upon its exercise. The term “Warrant,” as used herein, includes any Warrants issued in substitution for or replacement of this Warrant.

(b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant in the case of mutilation, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

(c) The Company may cause any legend required under the Act and applicable state securities laws, or advisable in the opinion of its legal counsel, to be set forth on each Warrant, on each certificate representing Warrant Stock, and on any other security issued or issuable upon exercise of this Warrant not previously distributed to the public or sold to underwriters for distribution to the public pursuant to 11 hereof.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder as the holder of this Warrant are limited to those expressed in this Warrant.

6. Anti-Dilution Provisions. If the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, then the Exercise Price in effect immediately prior to that subdivision or the issuance of that dividend shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, then the Exercise Price in effect immediately prior to that combination shall be proportionately decreased, effective at the close of business on the date of the subdivision, dividend or combination, as the case may be.

7. Officer’s Certificate. Whenever the Company shall determine the fair market value of the Common Stock pursuant to Section 3 hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer’s certificate showing the such fair market value and the date as of which it was determined, and setting forth in reasonable detail the facts requiring such determination and the facts, assumptions, methodology and calculations employed in determining such value. The Company shall forthwith deliver a copy of each such officer’s certificate to the Holder, and the Company shall make all such officer’s certificates available at all reasonable times for inspection by and copying by the Holder.

8. Notices to Holder. So long as this Warrant shall be outstanding and any portion of it shall be unexercised, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the Company’s capital stock, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the Company’s property and assets to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The record date for any such actions or events shall not be less than ten days after the date on which the Company gives the Holder the notice thereof specified by this Section 8.

9. Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such classification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 6 hereof with the amount of the consideration received upon the issue thereof being determined by the Company’s board of directors, such determination to be final and binding on the Holder.

10. Spin-Offs. In the event the Company spins-off a subsidiary by distributing to the Company’s stockholders as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of the Warrant shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Stock on the record date for payment of the shares of the subsidiary.

11. Holder Representations. The Company may rely on the following representations of Holder with respect to the issuance of the Warrant and underlying shares of common stock (collectively, the “Securities”):

(a) Acquire Entirely for Own Account. Holder hereby confirms that the Securities are being acquired for investment for such Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

(b) Disclosure of Information. Holder believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

(c) Investment Experience. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

(d) Qualified Investor. Holder is an “accredited investor” within the meanings set forth in Regulation D of the Securities Act of 1933, as amended (the “Act”).

(e) Restricted Securities. Holder understands that the Securities that Holder is acquiring are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, Holder represents that Holder is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

12. Miscellaneous

(a) All notices given under this Warrant shall be in writing, addressed to the Company at 2150 West Washington Street, Suite 110, San Diego, California 92110, and to the Holder at the Holder’s address set forth is the Company’s records, or at such other address as a party may specify by notice given in accordance with this paragraph, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal with receipt electronically confirmed on the date given if transmitted before 5:00 p.m., the recipient’s time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers).

(b) This Warrant is binding on and, except for the limitations on transfer and assignment contained in Section 4, shall inure to the benefit of the successors in interest of the Company and the Holder, respectively.

(c) This Warrant shall be construed and enforced in accordance with the laws of California.

(d) Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both) shall be determined by binding arbitration at San Diego, California, in accordance with the commercial arbitration rules of the American Arbitration Association, by a panel of three arbitrators, one chosen by each of the parties and the third by the two so chosen. If the two arbitrators cannot agree on a third, then the third shall be appointed in accordance with such rules. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in and enforced by any court having jurisdiction.

(e) This Warrant is not effective unless and until it is executed by Holder and returned to the Company.

Dated and effective as of May 12, 2003.

MOLECULAR IMAGING CORPORATION

By
Paul Crowe, President & CEO

Holder hereby accepts this Warrant and provides to the Company the representations contained herein:

MERIDIAN COMMERCIAL HEALTHCARE FINANCE, LLC

By:

PURCHASE FORM

Date:

TO: MOLECULAR IMAGING CORPORATION:

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing                              (                    ) shares of Common Stock, and hereby makes payment of              Dollars and              Cents ($            ) in payment of the Exercise Price thereof.

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Name

Date signed